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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            FORM 8-K CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  APRIL 30, 1997


                         R.R. DONNELLEY & SONS COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-4694                  36-1004130
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               file number)          Identification No.)



         77 WEST WACKER DRIVE
          CHICAGO, ILLINOIS                               60601
(Address of principal executive offices)               (Zip Code)

                 Registrant's Telephone Number  (312) 326-8000


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ITEM 5.  OTHER EVENTS

     On April 30, 1997, Stream International Holdings Inc., of which the Company owns approximately 80% of the outstanding shares, issued a press release regarding a proposed reorganization of its three businesses and the filing of a registration statement with the Securities and Exchange Commission for a proposed initial public offering of its outsource technical support business, a copy of which is attached as Exhibit 99.1 and which is hereby incorporated by reference. From and after the completion of the proposed reorganization and offering, the Company will change its method of accounting for its interests in the Stream businesses from consolidation to the equity method. Completion of the proposed reorganization and offering is subject to a number of conditions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         EXHIBIT     DESCRIPTION
         -------     -----------
          99.1       Press Release of Stream International Holdings Inc. Issued
                     April 30, 1997.

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                  R.R. DONNELLEY & SONS COMPANY



Date: April 30, 1997              By:  /s/ Monica M. Fohrman
                                       ------------------------
                                       Monica M. Fohrman
                                       Vice President and Corporate Secretary
                                       (Authorized Officer)